UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: July 26, 2004

GABRIEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23415	22-3062052
-----------	-------------	---------------
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

501 South Johnstone, Suite 501, Bartlesville, Oklahoma 74003

 (Address of Principal Executive Offices) (Zip Code)

15 Princess Road, Lawrenceville, New Jersey 08648

(Former Address of Principal Executive Offices (Zip Code)

(918) 336-1773

(Registrant's telephone number, including area code)

Princeton Video Image, Inc.

(Former Name or Former address, if changed since Last Report)

ITEM 1.

CHANGES IN CONTROL OF REGISTRANT.

On June 15, 2004, the United States Bankruptcy Court for the District of New Jersey (“Bankruptcy Court”) confirmed the First Modified Plan (“Plan”) of Princeton Video Image, Inc. (“Company”), Case No. 03-27973-KCF.  The Bankruptcy Court found that the Plan complies with the applicable requirements for confirmation set forth in 11 U.S.C. §1129(b).  Pursuant to the Bankruptcy Court’s entry of the Order Confirming First Modified Plan of Liquidation (“Order Confirming”), David Lennox was appointed to serve as Sole Director, President, and Secretary/Treasurer or until his successor is qualified.  David Lennox was given authority to appoint new members to the Board and was authorized by the Bankruptcy Court to enter into agreements, contracts, and oversee all matters as authorized by law.  The current terms of the other Board of Directors and officers were terminated in the Order Confirming by the Bankruptcy Court.

David Lennox is a 25-year veteran in the construction industry and is a resident of Houston, Texas.  He is an independent businessman who owns his own construction company.

ITEM 2.

ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Plan, as confirmed by the Bankruptcy Court, all prior operational assets were liquidated and the proceeds are being paid per the approved Claim Schedule to creditors and for the administration of the estate.  The Company is currently negotiating for an acquisition, although no agreements have been signed or executed.

ITEM 3.

BANKRUPTCY OR RECEIVORSHIP

On May 29, 2003, the Company filed a Voluntary Petition for Relief under Chapter 11 of Title 11 of the United States Bankruptcy Code, 11 U.S.C. §101, et seq., in the United States Bankruptcy Court for the District of New Jersey.  The Company continued in possession of its property as a Debtor in Possession pursuant to 11 U.S.C. §§1107 and 1108.  On or about October 7, 2003, the Company filed its Plan of Liquidation and Related Disclosure Statement.  On or about February 25, 2004, the Company filed its First Modified Plan of Liquidation and First Modified Disclosure Statement in support of the modified plan.  The First Modified Plan and First Modified Disclosure Statement were amended on April 1, 2004.

Pursuant to the Order Confirming and Plan, all of the property of Company’s estate vested in the Plan Trustee, free and clear of all claims, liens, encumbrances, charges or other interests, and all executory contracts and unexpired leases were rejected.  The Bankruptcy Court also placed an injunction against all entities that may have held, currently hold, or may hold a debt, claim or other liability or interest against the Company dischargeable upon confirmation of the Plan and permanently enjoined any action on account of such debt, claim, liability, interest or right.  The Bankruptcy Court further terminated all claims arising or related to stock, stock options, stock plans for employees, officers and directors, warrants and convertible provisions within the debt instruments by creditors.  The Bankruptcy Court also ordered that the common stock of the Company be diluted by reverse split of issued and outstanding common shares of the Company.  Under the Order Confirming, each share of the Company’s common stock issued and outstanding was reclassified as and changed unto 300th of 1 share of common stock at a $0.001 par value.  The preferred shareholders took nothing under the Plan.  Under the amendment to the Certificate of Incorporation filed with the State of Delaware as per the Order Confirming and Plan, the Company is now only authorized to issue a total of 60,000,000 shares of common stock.  The Certificate of Incorporation no longer provides for any preferred shares.

Under the provisions of the reverse split ordered by the Bankruptcy Court, any pre-split certificates shall represent only the right to receive post-split certificates and all fractional shares, post-split, shall be rounded up to the next whole number.  Any common stock certificate holder having a post-split aggregate number of shares of less than 10 shares will no longer be listed as a shareholder by the Company’s Transfer Agent and shall not be entitled to a new post-split certificate, but instead shall receive $0.05 per share post-split within 30 days upon surrender of a pre-split certificate to the Company’s Transfer Agent.  As a result of the Bankruptcy, American Stock Transfer & Trust Company terminated its services as the Company’s Transfer Agent.  Colonial Stock Transfer Company of Salt Lake City, Utah, was retained by the Board and is now the Company’s new Transfer Agent.

ITEM 4.

CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

Effective July 26, 2004, the Board of Directors of the Company approved the replacement of Price Waterhouse Coopers LLP (“Price Waterhouse”) as its independent auditors for the fiscal year ending December 31, 2003, with Williams and Webster of Spokane, Washington (“Williams and Webster”).  The reports of Price Waterhouse on the consolidated financial statements of the Company for the year ended December 31, 2002, for which Price Waterhouse’s Independent Auditors’ Report was dated March 31, 2003, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, other than the ability to continue as a going concern, or audit scope.

There were no disagreements with Price Waterhouse during the period of its appointment as independent auditor through the date of its resignation on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure.  Additionally, there were no other reportable matters, as defined in Item 304(a)(1)(iv) of Regulation S-B, during that period of time.  We will provide Price Waterhouse with a copy of this Current Report on Form 8-K immediately after it is filed with the SEC, and will request Price Waterhouse furnish us with a letter addressed to the SEC stating whether Price Waterhouse agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which Price Waterhouse does not agree.

ITEM 5.

OTHER EVENTS

On July 21, 2004, the Company’s Board of Directors approved of changing the Company’s name to Gabriel Technologies Corporation, which such action was effected by the Company filing an Amended Certificate of Incorporation with the Secretary of State of the State of Delaware on the 23rd day of July, 2004.

As a result of the Company’s name change, a new trading symbol will be issued by the NASD.  Shares of the Company’s common stock will currently be traded on the Pink Sheets under the symbol “PVIIQ” until the new trading symbol is assigned.

ITEM 6.

RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW

DIRECTORS

On the 5th day of July, 2004, we received the resignations of Brown Williams, James Green and Sam McCleery, the only members of the Board of Directors to be effective at the close of business Eastern Standard time on the 5th day of July, 2004.  Pursuant to the Order Confirming, David Lennox was appointed to serve as Sole Director, President, and Secretary/Treasurer.  Mr. Lennox accepted this appointment.

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(a)

Financial Statements - None

(b)

Pro Forma Financial Information – None

(c)

Exhibits

3.1.1

Certificate of Amendment dated July 20, 2004, implementing the reverse merger pursuant to the Bankruptcy Court Order Confirming First Modified Plan of Liquidation and filed with the Secretary of State of the State of Delaware on the 23rd day of July, 2004.

3.1.2

Certificate of Amendment dated July 21, 2004, changing the Company’s name to Gabriel Technologies Corporation and filed with the Secretary of State of the State of Delaware on the 23rd day of July, 2004.

ITEM 8.

CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.

REGULATION FD DISCLOSURE

Not applicable.

ITEM 10.

AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR

WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not applicable.

ITEM 11.

TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S

EMPLOYEE BENEFIT PLANS

Not applicable.

ITEM 12.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GABRIEL TECHNOLOGIES CORPORATION

Date:  July 26, 2004

By:

/s/   David Lennox

David Lennox, Director, President,

Chairman and Chief Executive Officer

EXHIBIT 3.1.1

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

PRINCETON VIDEO IMAGE, INC.

The undersigned, being the Sole Director, President and Secretary of Princeton Video Image, Inc., a corporation existing under the laws of the State of Delaware, does hereby certify and declare as follows:

1.

The amendment to the Certificate of Incorporation of Princeton Video Image, Inc. set forth below was approved unanimously by the Board of Directors of the Corporation effective as of July 20, 2004.

2.

Pursuant to Section 242 and pursuant to the Orders of the United States Bankruptcy Court for the District of New Jersey in Case No. 03-27973-KCF, the Bankruptcy Court did Order and require the following, to-wit:

a.

The common stock of the Debtor shall and is diluted by reverse split of issued and outstanding common shares of the Company.  Each share of the Debtor’s common stock issued and outstanding is hereby reclassified as and changed into 300th of one share of common stock having a par value of $0.001.

b.

Any pre-split certificate shall represent only the right to receive post-split certificates.  All fractional shares, post-split, shall be rounded up to the next whole number.

c.

Any certificate holder having a post-split aggregate number of shares of less than 10 will no longer be listed as a shareholder by the Company’s transfer agent and shall not be entitled to a new post-split certificate, but instead shall receive $0.05 per share post-split within 30 days upon surrender of the pre-split certificate to the Company’s transfer agent.

3.

Shareholder approval is not required by virtue of the Orders of the Bankruptcy Court Order, a copy of which is attached as Exhibit “A” and incorporated herewith as though fully set out and the Bankruptcy Court having the requisite authority and jurisdiction.

The provision to the Certificate of Incorporation entitled “Third” is hereby amended to add the following paragraphs at the end of said “Third” provision as follows:

Reverse Stock Split.   Effective as of July 20, 2004, (the “Effective Date”), each share of the Corporation=s common stock issued and outstanding immediately prior to the Effective Date (the “Pre-Split Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified as and changed (the “Reverse Common Stock Split”) into 300th of one share of common stock, $0.001 par value per share (the “Post-Split Common Stock”).  Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Pre-Split Common Stock (the “Pre-Split Certificates”, whether one or more) shall be entitled to receive upon surrender of such Pre-Split Certificates to the Corporation=s Secretary for cancellation, a certificate or certificates (the “Post-Split Certificates”, whether one or more) representing the number of whole shares of Post-Split Common Stock into which and for which the shares of Pre-Split Common Stock formerly represented by such Pre-Split Certificates so surrendered, are classified pursuant to the terms hereof.  From and after the Effective Date, Pre-Split Certificates shall represent only the right to receive Post-Split Certificates pursuant to the provisions hereof.  If more than one Pre-Split Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of Post-Split Common Stock for which the Post-Split Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Pre-Split Certificates so surrendered.  If any Post-Split Certificate is to be issued in a name other than that in which the Pre-Split Certificate surrendered for exchange are issued, the Pre-Split Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Pre-Split Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Corporation=s Secretary that such taxes are not payable.  From and after the Effective Date the amount of capital represented by the shares of Post-Split Common Stock into which and for which the shares of the Pre-Split Common Stock are reclassified pursuant to the terms hereof shall be the same as the amount of capital represented by the shares of Pre-Split Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.  Any Certificate Holder having a Post-Split aggregate number of shares of less than 10 will no longer be listed as a shareholder by the Company’s Transfer Agent and shall not be entitled to a new Post-Split Certificate, but instead shall received $0.05 per share Post-Split within 30 days upon surrender of the Pre-Split Certificate to the Company’s Transfer Agent.

Article Fourth shall be further amended to read as follows:

The Corporation shall have authority to issue 60,000,000 shares of common stock with a par value of .001.

IN WITNESS WHEREOF, we have signed this Certificate of Amendment this 20th day of July, 2004.

PRINCETON VIDEO IMAGE, INC.

/s/   David Lennox

David Lennox, Sole Director, President

and Secretary

EXHIBIT “A”

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW JERSEY

FOX ROTHSCHILD LLP

(Formed In The Commonwealth Of Pennsylvania)

Princeton Pike Corporate Center

997 Lenox Drive, Bldg. 3

Lawrenceville, NJ  08648

(609) 896-3600

Allison M. Berger (AB 8145)

Teresa M. Dorr (TD 3845)

Attorneys for Debtor

In Re: PRINCETON VIDEO IMAGE, INC. Debtor.	Case No. 03-27973-KCF Hearing Date: June 10, 2004 11:00 a.m. Judge: Kathryn C. Ferguson

ORDER CONFIRMING FIRST MODIFIED PLAN OF LIQUIDATION

The relief set forth on the following pages, numbered two (2) through seven (7), is hereby ORDERED.

This matter having been brought before this Court by the Debtor, Princeton Video Image, Inc. (the “Debtor”), for confirmation of the First Modified Plan of Liquidation filed by the Debtor under chapter 11 of the Bankruptcy Code, which is dated February 25, 2004 (the “Plan”)1 and the Plan having been transmitted to creditors; and

It having been determined after hearing on notice that:

A.

The Plan complies with the applicable requirements for confirmation set forth in 11 U.S.C. § 1129(b);

B.

All objections to the Plan have been withdrawn, waived or settled;

C.

The modifications to the Plan, set forth in the Plan Modification dated May 25, 2004 (the “Focus Modification”) and the modification to the Plan put on the record at the hearing on confirmation, constitute technical changes, improvement in treatment and/or changes relating to particular Claims by agreement among the Debtor and the respective Claim Holders, and, as such, do not materially adversely affect or change the treatment of any Claims or Interest Holders.  Accordingly, these modifications do not require additional disclosure under 11 U.S.C. § 1125 or re-solicitation of votes under 11 U.S.C. § 1126, nor do they require that Holders of Claims of Unsecured Creditors or Equity Interests be afforded an opportunity to change previously cast acceptances or rejections of the Plan;

D.

Article II, Section G.1. of the Plan, governing the rejection of executory contracts and unexpired leases satisfies the requirements of 11 U.S.C. § 365(b);

E.

The Bankruptcy Court may properly retain jurisdiction over the matters set forth in Article II, Section G.2. of the Plan and 11 U.S.C. § 1142; and

F.

Pursuant to Article II Section F(3)(b) of the Plan, the Committee, with the consent of the Debtor, has designated Donald F. Conway, C.P.A., Druker Rahl & Fein, P.C., 3625 Quakerbridge Road, Hamilton, New Jersey 08619 (the “Plan Trustee”) to be Plan Trustee.  Pursuant to Article II Section F(4)(b) of the Plan, the Committee has designated Dennis Wilkinson, Chair, Sarnoff Corporation and Lawrence Epstein to serve on the Advisory Board;

IT IS hereby ORDERED that:

1.

Plan Modification:  The Plan, as filed, shall be and hereby is modified as set forth below:

(i)

The Plan shall be and hereby is modified as set forth in the Focus Modification; and

(ii)

Article III Section B of the Plan is hereby deleted in its entirety and is of no force or effect.

(iii)

Article II Section B(1)(a)(54) is hereby deleted it its entirety and is of no force or effect.

2.

Confirmation.  The Plan, as modified, is approved and confirmed under 11 U.S.C. § 1129.

3.

Objections.  All Objections that have not been withdrawn, waived or settled and all reservation of rights pertaining to confirmation of the Plan included therein, are overruled.

4.

Binding Effect.  The Plan and its provisions shall bind the Debtor, all Creditors, Equity Interest Holders and other parties in interest, whether or not the Claim or Equity Interest of such Creditor or Equity Interest Holder is impaired under the Plan and whether or not such Creditor or Equity Interest Holder has accepted the Plan.

5.

Revesting of Assets.  Pursuant to Article III, Section F of the Plan, except as otherwise expressly provided in the Plan, on the Effective Date, without any further action, all of the property of the Debtor’s estate shall vest in the Plan Trustee, free and clear of all Claims, liens, encumbrances, charges and other interests, which shall be extinguished.  The Plan Trustee shall distribute all property of Debtor in accordance with the Plan.

6.

Rejection of Executory Contracts and Unexpired Leases.  Pursuant to Article II, Section G.1. of the Plan, as of the Effective Date, all executory contracts and unexpired leases of the Debtor are hereby rejected.

7.

Bar Date for Rejection Damages Claim.  If the rejection of any executory contract or unexpired lease gives rise to a Claim by the other party or parties to such contract or lease, the Claim Holder must file and serve on the Debtor and Debtor’s counsel and the Plan Trustee a proof of claim within thirty (30) days of the earlier (i) the date of entry of the first order of the Bankruptcy Court rejecting the executory contract or unexpired lease, or (ii) the date of this Confirmation Order.  Failure to file and serve such proof of claim shall serve as a waiver of any such Claim, and the Holder of such Claim shall be forever barred from asserting such Claim against the Debtor.

8.

Injunction.

(i)

Pursuant to Article III. Section C. of the Plan, except as otherwise provided in the Plan or this Confirmation Order, on or after the Effective Date all entities that have held, currently hold or may hold a Debt, Claim, other liability or interest against or in the Debtor that would be discharged upon Confirmation of the Plan and the Effective Date but for the provisions of Bankruptcy Code § 1141(d)(3) are permanently enjoined from taking any of the following actions on account of such Debt, Claim, liability, interest or right: (i) commencing or continuing in any manner any action or other proceeding on account of such Debt, Claim, liability, interest or right against property that is to be distributed under the Plan or; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree, or order against any property to be distributed to creditors under the Plan.

(ii)

On and after the Effective Date, each holder of an equity interest in the Debtor is permanently enjoined from taking or participating in any action that would interfere or otherwise hinder the Debtor from implementing the Plan, the Transaction or this Confirmation Order.

9.

Consummation of Transaction

(i)

Pursuant to the terms of the Transaction, the sale of the Corporate Shell and the issuance of the stock and transfer of control of the Post Closing Company is free and clear of all claims of creditors, existing stockholders and equity interests, and the Post Closing Company shall have no liabilities to any creditor, equity security holders or other parties in interest.

(ii)

Except as otherwise provided in the Plan or this Confirmation Order, on or after the Transaction Closing, all creditors of, claimants against, stockholders of, and persons having or claiming an interest of any nature in the property or assets of the Debtor are hereby permanently enjoined and stayed from pursuing or attempting to pursue any action, commencing or continuing any action, employing any process, or any act against the Post Closing Company on account of or based upon any right, claim or interest which any such creditor, claimant, equity security holder, or other person may have had prior to the entry of this Confirmation Order.

(iii)

On or after the Effective Date, the current Board of Directors, their terms as both a Director and Officer, shall be terminated.  David Lennox shall be appointed to serve as Sole Director, President, Secretary/Treasurer, until his successor is qualified.  He may appoint new members to the Board as duly authorized to enter into agreements, contracts, and oversee all matters as authorized by law.

(iv)

All claims arising or related to stock, stock options, stock plans for employees, officers, and directors, warrants and convertible provisions within the debt instruments by creditors of the estate are terminated.

(v)

On or after the Transaction Closing, the common stock of the Debtor shall be diluted by reverse split of issued and outstanding common shares of the Company.  Each share of the Debtor’s common stock issued and outstanding shall be reclassified as and changed into 300th of one share of common stock at a $0.001 par value.

(vi)

Any pre-split certificate shall represent only the right to receive post-split certificates.  All fractional shares, post-split, shall be rounded up to the next whole number.

(vii)

Any certificate holder having a post-split aggregate number of shares of less than 10 will no longer be listed as a shareholder by the Company’s transfer agent and shall not be entitled to a new post-split certificate, but instead shall received $0.05 per share post-split within 30 days upon surrender of the pre-split certificate to the Post Closing Company’s transfer agent.

(viii)

A total of 20,000,000 shares of common stock, post reverse split, shall be issued to Focus upon service of a written notice of Focus’ request for delivery of those shares.

(ix)

The reorganization shall occur upon issuance of written notice to the Board of Directors as set forth above.

(x)

Under the terms and conditions of the Convertible Promissory Note dated the 23rd day of April 2004, the Transaction Lender did lend funds to the Debtor for payment of administrative expenses and, pursuant to the terms of this Promissory Note, Lender is entitled to convert the Note under Section 1145 of the U.S. Bankruptcy Code into common stock and/or warrants in full payment and satisfaction of the debt evidenced thereby.

(xi)

Lender is given the right to convert the Promissory Note under Section 1145 as follows:

(1)

500,000 post-split common shares;

(2)

5,500,000 post-split warrants exercisable by the Transaction Lender or assigns (“Warrant Holder”) for non-assessable shares of the common stock, $0.001 par value of the Princeton Video Image, Inc. (“Corporation”) at any time on or prior to June 10, 2014, upon the payment by the Warrant Holder to the Corporation of the purchase price of $25.00.  The Warrant Holder shall have the right to exercise this Warrant within 60 days upon receipt of written notice from the Corporation, and shall exercise this Warrant when written demand is received from the Corporation for payment, whereby failure to exercise upon notice of written demand shall permanently terminate the terms and provision of the Warrant Holder’s as yet unexercised Warrants.  The Warrant Holder may sell, assign or transfer their Warrant in whole or in part, and, in the event of any such sale, assignment and transfer, the Corporation agrees to reissue a Warrant or Warrants of like tender for the unexercised portion thereof.  The number of shares called or exercised at any given time and the purchase price per share shall be subject to adjustment from time to time by the Board of Directors of the Corporation.

(xii)

The actual conversion of the Promissory Note shall occur upon Lender serving written notice to the Board of Directors.  The Board of Directors shall make the deliveries set forth in paragraphs 1 and 2 above.

(xiii)

Pursuant to Section 1145(a) of the U.S. Bankruptcy Code, all equity interest, including the common shares, the Warrants, including any reissuance, and the underlying shares delivered upon the exercise of a  Warrant under this Confirmation Order and Plan shall be exempt from the registration requirements of Section 5 of the Securities Act of 1933 and any State or local law requiring registration for an offer or sale of a security.

G.

Notice of Entry of Confirmation.  Within ten (10) Business Days following the entry of this Confirmation Order, the Debtor shall serve notice of the entry of this Confirmation Order pursuant to Fed.R.Bankr.P. 2002(f)(7) and 3020(c) on all creditors and equity interest holders, the United States Trustee, and other parties in interest, by causing a copy of this Confirmation Order to be delivered to such parties via first-class mail, postage prepaid.

EXHIBIT 3.1.2

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

PRINCETON VIDEO IMAGE, INC.

The undersigned, being the President, Sole Director and Secretary of Princeton Video Image, Inc., a corporation existing under the laws of the State of Delaware, do hereby certify and declare as follows:

1.

The amendment to the Certificate of Incorporation of Princeton Video Image, Inc. set forth below was approved unanimously by the Board of Directors of the Corporation effective as of July 21, 2004.

2.

Pursuant to Section 242, the amendment to the Certificate of Incorporation set forth below was approved by a majority consent of the shareholders of the Corporation executed on July 21, 2004.

3.

The Corporation has only one class of stock outstanding, designated Common Stock.  One Hundred Sixty Two Thousand Three Hundred Thirty Nine (162,339) shares of Common Stock were outstanding as of the date of execution of the above-referenced shareholders’ consents.  One Hundred Thousand shares (61%) were represented by the Consent.

4.

Of the One Hundred Sixty Two Thousand Three Hundred Thirty Nine (162,339) shares outstanding, One Hundred Thousand (100,000) of the outstanding shares of the Corporation’s Common Stock voted in favor of the amendment to the Certificate of Incorporation set forth below.

5.

The Provision entitled “FIRST” of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

The name of the Corporation is Gabriel Technologies Corporation.

IN WITNESS WHEREOF, I have signed this Certificate of Amendment this 21st day of July, 2004.

/s/   David Lennox

David Lennox, President, Chief

Executive Officer and Sole Director

FOCUS TECH INVESTMENTS

/s/   David Lennox

David Lennox, Representing 100,000

Common Restricted Shares

Footnotes

1  Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Plan.